ESCROW AGREEMENT

   Stratton Limited Partnership, an Illinois limited partnership ("Seller"), William L. Huntley ("Purchaser") and Charter Title Company ("Escrow Agent"); make and enter this ESCROW AGREEMENT on this 16th day of December, 1996.

                                  WITNESSETH:

   WHEREAS, Charter Title Company of Ft. Bend has agreed to act as an Escrow Agent for Seller and Purchaser; and

   WHEREAS, Seller and Purchaser have entered into an agreement providing for the purchase and sale of certain property located in Arlington, Texas and known as Huntington Meadows Apartments (the "Property") on October 1, 1996, (the "Agreement"); and

   WHEREAS, Seller acknowledges that buildings No. 20 and 21 included under the Agreement are fire-damaged; and

   WHEREAS, the Seller and Purchaser wish to enter into this Escrow Agreement to provide for the holding and disposition of an escrow fund to cover all costs of reconstruction of those buildings damaged by fire in February 1996; and

   WHEREAS, the Seller and Purchaser wish Charter Title Company of Ft. Bend (Charter Title) and Charter Title has agreed to act as an Escrow Agent for Seller and Purchaser.

NOW, THEREFORE, the parties hereto agree as follows:

   I. Concurrent with execution of this Escrow Agreement, Seller agrees to Escrow Agent holding back Three Hundred Forty-Two Thousand dollars ($342,000) from the cash sales proceeds (the "Escrow Money") resulting from the consummation of the Agreement. Escrow Agent acknowledges receipt of funds representing the Escrow Money.

   II. Seller and Purchaser agree that the Escrow Agent will not release any monies until Escrow Agent receives written instructions to do so, subject to paragraph III below.

   III. On or before 5:00 p.m. Chicago time, April 15, 1997, Seller may deliver to Escrow Agent and Purchaser written evidence in the form of Schedule I that the buildings are substantially complete according to plans and specifications as determined by the drafting architect, Ross Ikemire, AND written evidence the City of Arlington has certified that all units are occupiable. In the event that Seller delivers to Escrow Agent and Purchaser such evidence, Escrow Agent shall promptly deliver, within five (5) business days, to Seller the Escrow Money, and this Escrow Agreement shall be void.

   IV. In the event that Seller DOES NOT deliver the written evidence as required under Paragraph III to Escrow Agent on or before 5:00 p.m. Chicago time on April 15, 1997, Escrow Agent shall not deliver the escrow funds to Seller, but shall continue to hold the funds pursuant to the agreements between John Hancock and Purchaser dated December 16, 1996 or until directed by judicial order to distribute the funds.
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   V.   Escrow Agent shall invest all funds held hereunder in such investments, or types of it, as shall be designated in writing by Seller. If Seller does not designate any Investments, then Escrow Agent shall hold the funds in an interest-bearing account, in a financial institution that has FDIC insurance covering up to $100,000 of such funds. Interest shall accrue to the benefit of Purchaser.

   VI. Seller and Purchaser agree that the Escrow Agent shall have no obligation or liability except as a depository to retain the cash that the Seller and/or Purchaser may be deposit with it hereunder and to dispose of the same according to the terms hereof. This Escrow Agreement entitles Escrow Agent to rely and act upon any written instrument received by it from either party. If either party is a corporation or a partnership, this Escrow Agreement does not require Escrow Agent to inquire into the authority of the officer or general partner signing the instrument or the correctness of the facts stated in said instrument. Upon disposition by the Escrow Agent of the cash deposited with the Escrow Agent hereunder according to the terms hereof, Escrow Agent shall be fully and finally released and discharged from any duties, obligations, and liabilities hereunder.

   VII. Purchaser and Seller shall reimburse Escrow Agent for any reasonable expenses incurred by it hereunder, including the reasonable fees of nay attorneys that it may wish to consult concerning the performance of its duties hereunder. Such compensation and expenses shall be paid and reimbursed to the Escrow Agent fifty percent (50%) by Purchaser and fifty percent (50%) by Seller. Escrow Agent shall have a lien upon all properties deposited hereunder to cover all of its fees and expenses, including its compensation, and Escrow Agent is fully authorized to deduct its fees, expenses and compensation from any amounts on deposit hereunder.

   VIII. In the event of a dispute between the Purchaser and Seller as to their respective rights and interest hereunder, this Escrow Agreement entitles Escrow Agent hold any cash then in its possession hereunder until the Purchaser and Seller resolve such dispute and notify Escrow Agent by an instrument jointly signed by the Purchaser and Seller, or until such dispute is finally adjudicated by a court of competent jurisdiction.

   IX. This Escrow Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

   X. The parties to this Escrow Agreement may execute it in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

   XI. Escrow Agent agrees to accept, as Escrow Agent hereunder, all cash and other monetary deposits deposited hereunder, and agrees to hold and dispose of said cash and other monetary deposits deposited hereunder according to the terms and provisions hereof, to all of which terms and provisions the Escrow Agent consent and agrees.

   XII. In consideration of the sum of Ten and no/100 Dollars ($10.00) to each of them in hand paid, the Seller and Purchaser shall and do always from now on will and sufficiently save, defend, keep harmless and indemnify Charter Title Company from all loss, damage, cost, charge, liability or expense, including, but not limited to court costs and attorneys' fees that may result from the obligation and duty as Escrow Agent accepted by Charter Title Company.



     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed the day and year first above written.

                              PURCHASER:

                              /s/ William L. Huntley
                              -----------------------------------
                              William L. Huntley

                              SELLER:

                              Stratton Meadows Limited Partnership, an
                              Illinois limited partnership

                              By:  Huntington Meadows Partners, Inc.,
                                   an Illinois corporation, its general partner

                                   By:  /s/ John K. Powell, Jr.
                                        -------------------------------------
                                   Name:  John K. Powell, Jr.
                                        -------------------------------------
                                   Its:   S.V.P.
                                        -------------------------------------

                              ESCROW AGENT:

                              Charter Title Company

                              By:  /s/ Lea Fendley
                                   ---------------------------------
                              Its:   Authorized Agent
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                                  SCHEDULE 1
        AFFIDAVIT OF COMPLIANCE WITH AGREEMENT DATED DECEMBER 16, 1996
                               (hereto attached)

STATE OF              )
                      ) SS.
COUNTY OF             )

     The undersigned having been first duly sworn, does hereby affirm, depose and state the following:

     1. That building 20 and 21 of the Huntington Meadows Apartment Complex are substantially complete according to plans and specifications.


          ------------------------------------
          Ross Ikimire; Drafting Architect

          Subscribed and sworn to before me this      day of        , 19  .
                                                 ----       --------    --

          ------------------------------------
          Notary Public

          My Commission Expires:                   .
                                -------------------
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